                           Certification Pursuant to

                             18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of Competitive Companies, Inc. (the
"Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, David
Kline II, as Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                    By   /s/  David Kline II

                                    David Kline II
                                    Chief Executive Officer and
                                    Acting Chief Accounting Officer
November 19, 2004

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